SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        INTERNATIONAL DAIRY QUEEN, INC.
               (Name of Registrant as Specified in Its Charter)
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1 Set forth the amount on which the filing fee is calculated and state how it was determined.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         INTERNATIONAL DAIRY QUEEN, INC.

To the Stockholders of International Dairy Queen, Inc.:

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of International Dairy Queen, Inc. will be held on Tuesday, March 19, 1996, at 10:00 a.m. in the General Offices of the Company at 7505 Metro Boulevard, Minneapolis, Minnesota, to consider and act upon the following matters:

         I.       To elect directors for the ensuing year.

         II. To consider and act upon the matter of ratifying the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending November 30, 1996.

         III. To transact such other business as may properly come before the meeting.

In accordance with Delaware law, a list of the Company's stockholders entitled to vote at the meeting will be available for examination at the General Offices of the Company for ten business days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m. Minneapolis time, and at the meeting, during the whole time thereof.

Accompanying this notice is a Proxy and Proxy Statement and a copy of the Company's Annual Report for the year ended November 30, 1995. Whether or not you expect to be present at the meeting, please sign and date the Proxy and return it in the enclosed envelope provided for that purpose. The Proxy may be revoked at any time prior to the time that it is voted. Only stockholders of record at the close of business on February 2, 1996, will be entitled to vote at the meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                                      Michael P. Sullivan
                                                           President

February 14, 1996



                                 PROXY STATEMENT
                         INTERNATIONAL DAIRY QUEEN, INC.

                              7505 METRO BOULEVARD
                          MINNEAPOLIS, MINNESOTA 55439
                ANNUAL MEETING OF STOCKHOLDERS -- MARCH 19, 1996

                                     GENERAL

The enclosed Proxy is solicited by the Board of Directors of International Dairy Queen, Inc. (the "Company"). Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: David M. Bond, Secretary, or by appearing in person at the meeting. Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies received by the Board of Directors will be voted (to the extent they are entitled to be voted on such matters): (1) in favor of the nominees for directors named in this Proxy Statement; (2) for the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company; and (3) in the Proxies' discretion upon such other business as may properly come before the meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement is being mailed to stockholders on or about February 14, 1996.

                            PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the Company's 1997 Annual Meeting of Stockholders should be received by the President of the Company at the above address no later than November 16, 1996, in order to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

                                OUTSTANDING STOCK

Class A Common Stock, $.01 par value ("Class A Common Stock"), of which there were 14,383,815 shares outstanding on the record date, and Class B Common Stock, $.01 par value ("Class B Common Stock"), of which there were 8,414,448 shares outstanding on the record date, constitute the only classes of outstanding voting securities issued by the Company. Each holder of Class A Common Stock will be entitled to cast one vote in person or by proxy for each share of Class A Common Stock held for the election of directors to be elected by the holders of the Class A Common Stock. Each holder of Class B Common Stock will be entitled to cast one vote in person or by proxy for each share of Class B Common Stock held for the election of the directors to be elected by the holders of the Class B Common Stock and for all other matters voted on at the meeting. Only stockholders of record at the close of business on February 2, 1996, will be entitled to vote at the meeting.

Information as to the name, address and stock holdings of each person known by the Company to be the beneficial owner of more than 5% of its Class A Common Stock or Class B Common Stock and as to name and the stock holdings of each director and nominee for election to the Board of Directors and by all officers, directors and nominees, as a group, as of February 2, 1996, is set forth below. Except as indicated below, the Company believes that each of such persons has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                       CLASS A COMMON STOCK         CLASS B COMMON STOCK

                                         AMOUNT       PERCENT        AMOUNT        PERCENT
                                      BENEFICIALLY       OF       BENEFICIALLY        OF
       STOCKHOLDER/DIRECTOR              OWNED         CLASS          OWNED         CLASS
Rudy Luther                            1,549,934        10.8%       1,631,850(1)     19.4%
5353 Wayzata Blvd.
Minneapolis, MN 55416

Nicholas Company, Inc. (2)             1,898,600        13.2%         789,000         9.4%
700 North Water Street
Milwaukee, WI 53202

John W. Mooty                            565,541(3)      3.9%         840,286(1)(3)  10.0%
33 South Sixth Street
Suite 3400
Minneapolis, MN 55402

Gilbert Stein                            164,880(4)      1.1%         845,760(4)     10.1%
4 Bay Ridge
Springfield, IL 62707

Rudy Luther Trusts for Children          100,800          *           550,000(1)      6.5%
7505 Metro Boulevard
Minneapolis, MN 55439

Jane N. Mooty                             13,735(5)       *           625,546(1)(5)   7.4%
7505 Metro Boulevard
Minneapolis, MN 55439

Ernest F. Dorn, Jr.                        1,000          *              None          --

Richard I. Giertsen                       37,994(6)       *           123,646(6)      1.5%

Frank L. Heit                              9,900          *             3,000           *

C. David Luther                           50,400(7)       *           297,000(1)(7)   3.5%

Raymond Mithun                              None          --             None          --

Thomas R. Stuart                            None          --             None          --

Michael P. Sullivan                       65,170(8)       *            41,880(8)       *

All officers and directors and
 nominees as a group (23 persons)      1,472,226(9)     10.0%       2,991,410(9)     35.6%


* Less than one percent

(1) During March 1994, members of the John W. Mooty and Jane N. Mooty families granted certain rights to acquire their shares of the Company's Class B Common Stock to the members of the Rudy Luther family and the members of the Rudy Luther family granted reciprocal rights to their shares of Class B Common Stock to the members of the John W. Mooty and Jane N. Mooty families. Members of these families, in the aggregate, own approximately 50% of the Company's outstanding shares of Class B Common Stock and approximately 16% of the Company's outstanding shares of Class A Common Stock.

(2) The Nicholas Company, Inc. is an investment advisor. Based on information provided by the Nicholas Company, funds and other client accounts managed by it hold sole voting power with respect to these shares.

(3)      Does not include securities shown opposite Mrs. Mooty's name.

(4) Includes shares owned by Capitol Dairy Queen, Inc. and Illinois Dairy Queen, Inc.

(5)      Does not include securities shown opposite Mr. Mooty's name.

(6) Includes 23,998 shares of Class A Common Stock and 81,444 shares of Class B Common Stock owned by trusts of which Mr. Giertsen is a trustee.

(7) Includes 50,400 shares of Class A Common Stock and 275,000 shares of Class B Common Stock owned by the Rudy Luther Trusts for Children.

(8) Does not include shares owned by the Rudy Luther Trusts for Children, the trustee of which is Mr. Sullivan. Includes 42,634 shares subject to options to acquire shares of the Company's Class A Common Stock which are exercisable within 60 days of the date of this Proxy Statement.

(9) Includes shares owned by the Rudy Luther Trusts for Children. Includes 408,368 shares subject to options to acquire shares of the Company's Class A Common Stock which are exercisable within 60 days of the date of this Proxy Statement.

                              ELECTION OF DIRECTORS

The Company's by-laws provide that the size of the Board of Directors shall be not less than five nor more than fifteen directors. The Proxies granted by the holders of Class A Common Stock will be voted at the meeting for the election of the two persons listed below as Class A Nominees as directors of the Company. The Proxies granted by the holders of Class B Common Stock will be voted at the meeting for the election of the seven persons listed below as Class B Nominees as directors of the Company. All of the following persons were elected as directors at the Annual Meeting of Stockholders on March 8, 1995 to hold office until the next Annual Meeting of Stockholders and thereafter until their successors have been duly elected and qualified. Thomas R. Stuart is not now a director of the Company. In the event that one or more of the below named persons shall unexpectedly become unavailable for election (the Company has no knowledge of any such unavailability), votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors, unless the Board determines to reduce its size appropriately. In no event will the proxies granted by stockholders be voted for more than two Class A Nominees or seven Class B Nominees.


        NAME, AGE AND POSITIONS            DIRECTOR             PRINCIPAL OCCUPATION AND
            WITH THE COMPANY                SINCE                 BUSINESS EXPERIENCE
CLASS A NOMINEES:
*  Michael P. Sullivan -- 61                 1984     President of the Company since November
    President and Chief Executive                     30, 1987. Mr. Sullivan is a director of
    Officer of the Company and a Director             The Valspar Corporation.

*  Frank L. Heit -- 59                       1992     Private Investor. Mr. Heit retired from
   Director                                           his position as Executive Vice President
                                                      and Treasurer of the Company in January
                                                      1994. Mr. Heit had held this position for
                                                      more than five years.

CLASS B NOMINEES:
*  John W. Mooty -- 73                       1970     Member of the Minneapolis law firm of
    Chairman of the Board of                          Gray, Plant, Mooty, Mooty & Bennett, P.A.
    Directors and Executive Committee                 for more than the last five years.

  Ernest F. Dorn, Jr. -- 63                  1995     President of Community Credit Co., auto
                                                      financing and consumer loans, a subsidiary
                                                      of Norwest Financial Services, Inc., for
                                                      more than the last five years.

  Richard I. Giertsen -- 50                  1993     General Manager of Giertsen Company, a
   Director                                           construction company, for more than five
                                                      years; Vice President of Nebco Evans,
                                                      Inc., a food distribution company, since
                                                      December 1990; President of LL
                                                      Distribution Systems, Inc., a food
                                                      distribution company, from February 1976
                                                      to December 1990; and Secretary/Treasurer
                                                      of MIRI Enterprises, Inc. a fast food
                                                      restaurant, for more than five years.

  C. David Luther -- 39                      1995     President of Motors Management
   Director                                           Corporation, owner and operator of an auto
                                                      leasing company and a number of auto
                                                      dealerships, since June 1992. Mr. Luther
                                                      has served as a director of Motors
                                                      Management Corporation for more than the
                                                      last five years.

  Raymond Mithun -- 86                       1970     Private investor for more than the last
   Director                                           five years.

  Jane N. Mooty -- 74                        1970     Private investor for more than the last
   Director                                           five years.

  Thomas R. Stuart -- 51                       --     Chairman of the Board and Chief Executive
                                                      Officer of Bureau of Engraving, Inc., a
                                                      company engaged in offset printing, home
                                                      study education and manufacturer of
                                                      printed circuit boards, for more than five
                                                      years.


*        Member of the Executive Committee of the Board of Directors.

Jane N. Mooty is the wife of John W. Mooty. There is no other family relationship between any of the persons listed above. Board members are paid $1,000 per board meeting attended.

During fiscal 1995, the Board of Directors of the Company met six times and the Executive Committee of the Board of Directors met four times. During this period all directors attended at least 75% of the meetings of the Board of Directors and all committees of the Board of Directors on which they served. The Board of Directors does not have a nominating committee.

John W. Mooty, C. David Luther and Frank L. Heit serve on the Board of Directors' Compensation Committee. The Compensation Committee met three times during fiscal 1995.

Messrs. Giertsen, Heit and Dorn are members of the Board of Directors' Audit Committee. This committee met three times during fiscal 1995 to review the results of the 1994 audit and the plan for the 1995 audit. The functions of the Audit Committee include recommending to the Board of Directors, subject to stockholder approval, the independent auditors; reviewing and approving the results of the annual audit; and instructing the auditors, as deemed appropriate, to undertake special assignments.

                             EXECUTIVE COMPENSATION
         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

Compensation Committee Charter. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of officers, key employees, and directors of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company. The Committee comprises three members of the Board of Directors, none of whom is an employee of the Company.

Executive Compensation Policies and Programs. The Company's executive compensation programs are designed to attract and retain qualified executives. There are three basic components to the Company's executive compensation program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of individual and Company performance, compensation levels generally in the Minneapolis/ St. Paul metropolitan area, equity among employees, and cost effectiveness.

Base Pay. Base pay is designed to be competitive, although conservative as compared to salary levels for equivalent positions at comparable companies in the Minneapolis/St. Paul metropolitan area. The executive's actual salary within this competitive framework depends on the individual's performance, responsibilities, experience, leadership, and potential future contribution.

Annual Incentive Bonus. In addition to base pay, each executive is eligible to receive an annual cash bonus. For fiscal 1995 the bonus was based on the Company's and the individual's performance in comparison to a plan established at the beginning of the year. In its evaluation of executive officers and the determination of discretionary bonuses, the Committee makes a judgment after considering the factors it deems relevant, which may include consequences for performance that is below expectations. The initial recommendation with respect to all executive officers other than the President, is made by the President.

Long-Term, Equity-Based Incentive Compensation. The long-term, equity-based compensation program is tied directly to stockholder return. Under the current program, long-term incentive compensation consists of stock options that generally do not fully vest until after five years. Stock options are awarded with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Accordingly, the executive is rewarded only if the stockholders receive the benefit of appreciation in the price of the Common Stock.

Because long-term options vest over time, the Company periodically (generally once each year) grants new options to provide continuing incentives for future performance. The size of previous grants and the number of options held are considered by the Committee, but are not entirely determinative of future grants. Like the annual bonus, each executive's actual grants are based upon performance measured against the criteria described in the preceding paragraphs.

Annual Reviews. Each year the Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the performance of the President.

Chief Executive Officer. The President and Chief Executive Officer's compensation is established by the Committee based on a subjective consideration of his performance and the extent to which the Company achieves its strategic and economic goals established at the beginning of the year, his current level of compensation in comparison with the level of compensation paid the Chief Executive Officers of the largest 100 companies in the Minneapolis/St. Paul metropolitan area and, with respect to grants of additional stock options, the number of shares of the Company's Common Stock and options he currently owns. The Committee also considers the President's level of compensation as it relates to other executive officers of the Company and to the Company's employees in general.

The foregoing report is submitted by C. David Luther, Frank L. Heit and John W. Mooty, current members of the Compensation Committee.


                           SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and the four other highest paid executive officers for fiscal 1995, all of whom were executive officers at the end of the fiscal year (the "Named Executive Officers").

                                                                 LONG-TERM
                           FISCAL      ANNUAL COMPENSATION      COMPENSATION
NAME/PRINCIPAL POSITION     YEAR       SALARY       BONUS       OPTIONS (#)

 Michael P. Sullivan,       1995      $339,166     $130,000     14,000 shs.
 President and Chief        1994       329,500      120,000     19,250 shs.
 Executive Officer          1993       324,000      100,000     14,000 shs.

 Edward A. Watson           1995       184,388       60,000     12,000 shs.
 Executive Vice             1994       176,699       55,000     15,850 shs.
 President-Operations       1993       166,157       45,000     12,000 shs.

 Gary H. See                1995       155,500       15,500     10,000 shs.
 Vice President             1994       149,396       15,364     13,500 shs.
 Marketing and              1993       142,747        9,898      9,000 shs.
 Consumer Research

 Mark S. Broin              1995       157,048       12,500      8,000 shs.
 Vice President             1994       151,287       12,565     10,625 shs.
 Information Services       1993       147,254        9,029      9,000 shs.

 George H. Fougeron         1995       148,698       12,639      6,000 shs.
 Vice President             1994       142,708       10,210     12,062 shs.
 Franchise Operations       1993       129,162       18,759      9,000 shs.


                      OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth for the Named Executive Officers the stock options granted by the Company in fiscal 1995 and the potential value of these stock options determined pursuant to Securities and Exchange Commission requirements.



                                        INDIVIDUAL GRANTS (1)                     POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED
                                    PERCENT OF                                       RATES OF STOCK
                                   TOTAL OPTIONS                                   PRICE APPRECIATION
                                     GRANTED TO     EXERCISE OR                    FOR OPTION TERM(2)
                        OPTIONS     EMPLOYEES IN     BASE PRICE    EXPIRATION
        NAME            GRANTED     FISCAL YEAR        ($/SH)         DATE         5%($)       10%($)
Michael P. Sullivan     14,000          5.3%           $16.75        2/01/02      $95,465     $222,474
Edward A. Watson        12,000          4.5%            16.75        2/01/02       81,827      190,692
Gary H. See             10,000          3.8%            16.75        2/01/02       68,189      158,910
Mark S. Broin            8,000          3.0%            16.75        2/01/02       54,551      127,128
Geroge H. Fougeron       6,000          2.3%            16.75        2/01/02       40,914       95,346


(1) All stock options granted have an exercise price equal to the fair market value on the date of grant.

(2) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

The following table sets forth for the Named Executive Officers the value realized from stock options exercised during fiscal 1995 and the number and value of exercisable and unexercisable stock options held at November 30, 1995.

                                                     NUMBER OF      VALUE OF UNEXERCISED
                          SHARES                    UNEXERCISED         IN-THE-MONEY
                       ACQUIRED ON      VALUE         OPTIONS           OPTIONS (1)
                         EXERCISE     REALIZED     EXERCISABLE/         EXERCISABLE/
                           (#)            $        UNEXERCISABLE       UNEXERCISABLE
Michael P. Sullivan         None            --     30,900/47,700     $148,477/$244,257
Edward A. Watson          13,200       $77,022     13,731/37,669       47,352/ 197,811
Gary H. See                 None            --     22,551/33,949      104,481/ 183,289
Mark S. Broin               None            --     19,747/24,753       92,329/ 133,595
George H. Fougeron          None            --     21,114/25,635       97,984/ 138,045


                              CERTAIN TRANSACTIONS

During fiscal 1995, the Company leased cars from a company, the President of which is C. David Luther, a director of the Company, and in connection therewith paid to such company $865,422. During fiscal 1995, the Company utilized the services of a travel agency affiliated with Mr. Luther. The agency primarily is compensated for such services by airlines, hotels and others with which the agency makes travel arrangements for the Company. The Company believes that the lease payments for the cars and the services provided by the travel agency were as favorable as could have been obtained from nonaffiliated companies.

During fiscal 1995, the Company paid the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., of which firm John W. Mooty, the Chairman of the Board of Directors and Executive Committee of the Company, is a member, $2,297,978 for legal services.

                          STOCKHOLDER RETURN COMPARISON

Shown below is a line graph comparing the yearly dollar change in the cumulative total stockholder return on the Company's Common Stock as against the cumulative total return of the NASDAQ Total Return Index and a "Peer" group of companies selected by the Company for the period November 30, 1990 through November 30, 1995. The graph and table assume the investment of $100 on November 30, 1990 in each of the Company's Common Stock, the NASDAQ Total Return Index, and the Peer Group.

                                     [GRAPH]

                                      11/90    11/91    11/92    11/93    11/94    11/95
International Dairy Queen   INDQA      100      106      106      100      101      133
PEER GROUP                 PPEER1      100      129      190      197      147      197
NASDAQ STOCK MARKET-US       INAS      100      149      188      218      218      311


(1) The Peer Group, each of which companies is engaged to varying degrees in the franchising of restaurants, includes the following: CKE Restaurants, Inc., Checkers Drive-In-Restaurants, Rally's Hamburgers Inc., Sbarro Inc., Sonic Corp., TCBY Enterprises Inc. and Wendys International Inc.

                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended November 30, 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                        SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company for the fiscal year ending November 30, 1996, it being intended that such appointment would be presented for ratification by the holders of Class B Common Stock. This firm audited the financial statements of the Company for the year ended November 30, 1995, and for prior years. Ernst & Young LLP will have representatives at the meeting who will have an opportunity to make a statement and will be able to respond to appropriate questions.

In the event the holders of Class B Common Stock (the only class of stock entitled to vote on this matter) do not ratify the appointment of Ernst & Young LLP, the selection of other independent auditors will be considered by the Board of Directors. The Board of Directors recommends that the holders of Class B Common Stock vote for ratification of the appointment of Ernst & Young LLP.

                                  OTHER MATTERS

The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

Please sign and return promptly the enclosed Proxy or Proxies if you are both a holder of Class A Common Stock and Class B Common Stock in the envelope provided. The signing of a Proxy will not prevent your attending the meeting and voting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                                 Michael P. Sullivan
                                                      President

Dated: February 14, 1996


                                                            CLASS A COMMON STOCK

                         INTERNATIONAL DAIRY QUEEN, INC.
                         PROXY FOR CLASS A COMMON STOCK
                       SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 19, 1996

The undersigned stockholder of International Dairy Queen, Inc. (the "Company"), hereby appoints John W. Mooty and Michael P. Sullivan or either of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote, in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 19, 1996, at 10:00 a.m., in the General Offices of the Company, 7505 Metro Boulevard, Minneapolis, Minnesota, and at all adjournments thereof, all of the shares of Class A Common Stock of the Company which the undersigned would be entitled to vote if personally present, with all powers the undersigned would possess if personally present.

I. [ ]   Grant
   [ ]   Withhold

         authority to vote for the election of the following persons to serve as directors (the Board recommends that you GRANT this authority):

                M. Sullivan                               F. Heit

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE BY LINING THROUGH THE NOMINEE'S NAME ON THE ABOVE LIST

all as set out in the Notice of Annual Meeting of Stockholders and Proxy Statement dated February 14, 1996, receipt of which is hereby acknowledged.

                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES.

Either of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                    Dated: ______________________________, 1996.

                                    ____________________________________________
                                                    (Signature)

                                    ____________________________________________
                                              (Joint Owner's Signature)


                                    When signing as attorney, guardian,
                                    executor, administrator or trustee, please give title. If the signer is a corporation, please give the full corporate name, and sign by a duly authorized officer, showing the officer's title. EACH joint owner is required to sign.

                 PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY,
                      YOUR COOPERATION WILL BE APPRECIATED




                                                            CLASS B COMMON STOCK

                         INTERNATIONAL DAIRY QUEEN, INC.
                         PROXY FOR CLASS B COMMON STOCK
                       SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 19, 1996

         The undersigned stockholder of International Dairy Queen, Inc. (the "Company"), hereby appoints John W. Mooty and Michael P. Sullivan or either of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote, in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 19, 1996, at 10:00 a.m., in the General Offices of the Company, 7505 Metro Boulevard, Minneapolis, Minnesota, and at all adjournments thereof, all of the shares of Class B Common Stock of the Company which the undersigned would be entitled to vote if personally present, with all powers the undersigned would possess if personally present.

I. [ ]   Grant
   [ ]   Withhold

         authority to vote for the election of the following persons to serve as directors (the Board recommends that you GRANT this authority):

               E. Dorn, Jr.    C.D. Luther    J.W. Mooty    R. Giertsen
                      R. Mithun    T. Stuart    J.N. Mooty

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE BY LINING THROUGH THE NOMINEE'S NAME ON THE ABOVE LIST

II.  [ ] For
     [ ] Against
     [ ] Abstain

         approving the appointment of Ernst & Young LLP by the Board of Directors as the independent auditors of the Company for the fiscal year ending November 30, 1996 (the Board recommends you vote FOR this proposal).

III. [ ] Grant
     [ ] Withhold

         authority to vote, in their discretion, upon such other business as may properly come before the meeting (the Board of Directors recommends that you GRANT this authority):

                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

all as set out in the Notice of Annual Meeting of Stockholders and Proxy Statement dated February 14, 1996, receipt of which is hereby acknowledged.

ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES, TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP AND IN ACCORDANCE WITH THE PROXIES' DISCRETION IN CONNECTION WITH SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Either of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.


                                    Dated: ______________________________, 1996.

                                    ____________________________________________
                                                    (Signature)

                                    ____________________________________________
                                              (Joint Owner's Signature)

                                    When signing as attorney, guardian,
                                    executor, administrator or trustee, please give title. If the signer is a corporation, please give the full corporate name, and sign by a duly authorized officer, showing the officer's title. EACH joint owner is required to sign.

                 PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY,
                      YOUR COOPERATION WILL BE APPRECIATED